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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2004

                             GREY GLOBAL GROUP INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-7898                   13-0802840
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


                   777 Third Avenue, New York, New York 10017
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                    (Address of principal executive offices)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c))

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ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

      On December 1, 2004, Grey Global Group Inc. ("Grey"), WPP Group plc
("WPP") and Abbey Merger Corporation, a wholly-owned subsidiary of WPP ("Merger
Sub") entered into the First Amendment (the "Amendment") to the Agreement and Plan of Merger dated as of September 11, 2004 among Grey, WPP and Merger Sub
(the "Merger Agreement"). Pursuant to the Amendment, the termination date for the Merger Agreement has been extended from June 11, 2005 to August 11, 2005
(the "Termination Date"). If the proposed merger involving WPP and Grey has not closed by the Termination Date, subject to certain exceptions, either WPP or Grey may terminate the Merger Agreement. The summary of the Amendment contained in this Item 1.01 is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      2.1   First Amendment, dated as of December 1, 2004, to the Agreement and
            Plan of Merger dated as of September 11, 2004, among WPP Group plc,
            Abbey Merger Corporation and Grey Global Group Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GREY GLOBAL GROUP INC.

Date:  December 2, 2004                    By:  /s/  Steven G. Felsher
                                                ----------------------
                                           Name:  Steven G. Felsher
                                           Title:  Vice Chairman


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                                  EXHIBIT INDEX

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
Exhibit No.                Description
2.1                        First Amendment, dated as of December 1, 2004, to the
                           Agreement and Plan of Merger dated as of September
                           11, 2004, among WPP Group plc, Abbey Merger
                           Corporation and Grey Global Group Inc.